AXA PREMIER VIP TRUST

CharterSM Multi-Sector Bond Portfolio

SUPPLEMENT DATED DECEMBER 13, 2019 TO THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2019, AS SUPPLEMENTED

Important Notice Regarding Proposed Changes to the Investment Policy and Principal Investment Strategy of the CharterSM Multi-Sector Bond Portfolio

This Supplement updates certain information contained in the Summary Prospectus, Prospectus and Statement of Additional Information (the “SAI”) dated May 1, 2019, as supplemented, of AXA VIP Premier Trust (the “Trust”). You should read this Supplement in conjunction with the Summary Prospectus, Prospectus and SAI and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, Prospectus and SAI, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this supplement is to provide you with information regarding proposed changes to the CharterSM Multi-Sector Bond Portfolio (the “Portfolio”).

At a meeting held on December 4-5, 2019, the Trust’s Board of Trustees (the “Board”) considered and approved certain proposed changes with respect to the Portfolio, including: (1) an amendment to the investment advisory agreement between AXA Equitable Funds Management Group, LLC and the Trust with respect to the Portfolio, including an increase in the investment advisory fee rate (the “Amended Advisory Agreement”); (2) the appointment of each of Brandywine Global Investment Management, LLC (“Brandywine”), Loomis, Sayles & Company, L.P. (“Loomis Sayles”), and AXA Investment Managers, Inc. (“AXA IM”) as an investment sub-adviser to the Portfolio; (3) changes to the Portfolio’s investment strategies and policies, including the adoption of a new non-fundamental 80% policy that would replace the current 80% policy; (4) a change in the Portfolio’s benchmark; and (5) a change in the Portfolio’s name to “EQ/Core Plus Bond Portfolio.”

Under the proposed changes, the Portfolio would change from a fund-of funds strategy to a strategy pursuant to which the Portfolio would allocate its assets among Brandywine, Loomis Sayles, and AXA IM, each of which would actively manage its allocated portion of the Portfolio using a different yet complementary investment strategy. Each proposed investment sub-adviser would invest its allocated portion of the Portfolio’s assets directly in debt securities of various companies and other issuers according to its investment strategy, rather than the Portfolio investing in underlying funds that invest in debt securities.

Additionally, the current 80% policy, which appears as the second sentence in the first paragraph in the section of the Summary Prospectus and Prospectus entitled “Investments, Risks, and Performance — Principal Investment Strategy,” would be deleted and replaced with the following 80% policy: “Under normal circumstances, the Portfolio will invest at least 80% of its net assets, plus borrowings for investment purposes, in a diversified portfolio of U.S. and foreign bonds or other debt securities of varying maturities and other instruments that provide investment exposure to such debt securities, including forwards or derivatives such as options, futures contracts or swap agreements.”

The proposed Amended Advisory Agreement is subject to approval by the shareholders of the Portfolio. A special shareholder meeting of the Portfolio is anticipated to be held on or about April 10, 2020 to vote on the proposed Amended Advisory Agreement. If shareholders approve the proposed Amended Advisory Agreement, it is anticipated that all of the proposed changes above will become effective on or about May 1, 2020.

Additional information regarding the proposed changes, and the factors the Board considered in deciding to approve the proposed changes, will be sent to shareholders of the Portfolio as part of the proxy solicitation materials and will also be available for free on the EDGAR database on the SEC’s Internet site at: http://www.sec.gov.

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